                                                                    EXHIBIT 10.5


                        [FORM OF FSA CERTIFICATE POLICY]


FINANCIAL
SECURITY                                                      FINANCIAL GUARANTY
ASSURANCE(R)                                                    INSURANCE POLICY


TRUST:  WFS Financial 1996-C Owner Trust                   Policy No.:__________
CERTIFICATES: $_________  ___% Auto Receivable       Date of Issuance:__________
                  Backed Certificates


        FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

        For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

        Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

        Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

        Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Terms of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

        This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be cancelled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.


                                               FINANCIAL SECURITY ASSURANCE INC.




                                               By_______________________________
                                                        AUTHORIZED OFFICER

A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, NY 10022-6022                          (212) 826-0100
Form 101NY (5/89)

                                ENDORSEMENT NO. 1


FINANCIAL SECURITY                                  350 Park Avenue
ASSURANCE INC.                                      New York, New York  10022

TRUST:                  WFS Financial 1996-C Owner Trust

CERTIFICATES:           $__________ ____% Auto Receivable Backed
                        Certificates

Date of Issuance:       September __, 1996
Policy No.:             ________

                             1. Definitions. For all purposes of this Policy,
the terms specified below shall have the meanings or constructions provided below. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Sale and Servicing Agreement, dated as of September 1, 1996, by and among the Trust, WFS Financial Auto Loans, Inc., as Seller, and WFS Financial Inc, as Master Servicer (as may be amended from time to time in accordance with its terms, the "Sale and Servicing Agreement"), unless the context shall otherwise require.

                             "Business Day" means any day other than (i) a
Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

                             "Guaranteed Certificate Distributions" means, as to
each Distribution Date, the distribution to be made to Holders of the Certificates in an amount equal to the Certificate Distributable Amount due and payable on such Distribution Date in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates, the Sale and Servicing Agreement or the Trust Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Certificate Distributions shall not include, nor shall coverage be provided under the Policy in respect of any taxes, withholding or other charges imposed with respect to any Certificateholder by any governmental entity, or any payments with respect to the Certificates owned by WII.

                             "Guaranteed Distributions" means, as to each
Distribution Date, the amount equal to the sum of (i) the Guaranteed RIC Payments for such Distribution Date and (ii) the Guaranteed Certificate Distribution for such Distribution Date less the amount of any payment under this Policy of the Guaranteed RIC Payments for such Distribution Date that is required to be applied pursuant to the Sale and Servicing Agreement to pay such Guaranteed Certificate

Distribution; provided, however, that the aggregate amount of payments guaranteed to be paid under this Policy shall not exceed the Certificate Balance plus all interest thereon.

                             "Guaranteed RIC Payments" means (i) with respect to
the first Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or higher by Moody's and AAA by Standard & Poor's and amounts in the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the Spread Account shall have been invested in the RIC pursuant to Section 2(a) thereof, an amount equal to the RIC Payment Amount for such Distribution Date, (ii) with respect to the second Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or higher by Moody's and AAA by Standard & Poor's and amounts in the Collection Account in respect of such second Distribution Date shall have been invested in the RIC pursuant to
Section 2(a) thereof, an amount equal to the Supplemental RIC Payment Amount for such second Distribution Date, and (iii) with respect to any other date, zero; provided, however, that with respect to clauses (i) and (ii) above the amount payable in respect of the Guaranteed RIC Payments under this Policy on any Distribution Date shall not exceed the Guaranteed Certificate Distribution for such Distribution Date.

                             "Policy" means this Financial Guaranty Insurance
Policy and includes each endorsement thereto.

                             "Receipt" and "Received" mean actual delivery to
Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Owner Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so notify the Trustee and the Trustee may submit an amended notice.

                             "RIC" means the Reinvestment Contract, dated as of
September 1, 1996, between Western Financial Savings Bank, F.S.B. and the Trustee, as in effect on the date of this Policy and without regard to any amendment or modification of the RIC except amendments or modifications to which Financial Security has given its prior written consent.

                             "RIC Payment Amount" means, as to any Distribution
Date, certain obligations due and owing under the RIC for such Distribution Date in an amount equal to the sum of (A) the Spread Account Invested Funds (as defined in the RIC) plus the Holding Account Deposited Funds (as defined in the
RIC) and (B) the amount that is equal to the lesser of (a) the Specified Account Invested Funds (as defined in the RIC) and (b) the amount by which (i) the sum of (x) the aggregate amount due and owing on such Distribution Date to the Holders of the Notes and the Certificates, (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect to distributions and other payments required to have been made on such date prior to such required deposit and assuming that the Spread Account Invested Funds were available in the Spread Account for such date), and (z) the amount of Servicing Fee due and owing to the Master Servicer on such date exceeds (ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

                             "Supplemental RIC Payment Amount" means, as to the
first Distribution Date following the Distribution Date (if any) on which the Guaranteed RIC Payment shall have been equal to the RIC Payment Amount, the amount that is equal to the lesser of (A) the amount of remaining Specified Account Invested Funds (if any) that is required to be a part of the Net Collections for such Distribution Date and (B) the amount (if any) by which (i) the sum of (x) the aggregate amount due and owing on such Distribution Date to Holders of the Notes and the Certificates plus (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect to distributions and other payments required to have been made on such date prior to such required deposit) exceeds
(ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

                             "Term of this Policy" means the period from and
including the Closing Date to and including the date on which (i) the Certificate Balance has been reduced to zero and all Certificate Interest Distributable Amounts and all Certificate Principal Distributable Amounts have been paid on the Certificates, (ii) any period during which any payment on the Certificates could have been voided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to voidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

                             "Owner Trustee" means The Chase Manhattan Bank
(USA), as owner trustee for the Certificateholders under the Trust Agreement, and any successor in such capacity.

                             2. Notices and Conditions to Payment in Respect of
Guaranteed Distributions. Following Receipt by Financial Security of a notice and certificate from the Owner Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed

Distributions out of the funds of Financial Security on the later to occur of
(a) 12:00 noon, New York City time, on the fourth Business Day following Receipt of such notice and certificate and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder, in respect of Guaranteed Distributions, will be disbursed by wire transfer of immediately available funds to the Owner Trustee.

                             Financial Security shall be entitled to pay any
amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein, whether or not such funds are properly applied by the Owner Trustee.

                             3. Notices and Conditions to Payment in Respect of
Guaranteed Distributions Avoided as Preference Payments. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (A) the fourth Business Day following Receipt by Financial Security from the Owner Trustee of (a) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that (i) the Holder is required to return payments of the Certificate Interest Distributable Amount and the Certificate Principal Distributable Amount distributed with respect to the Certificates or (ii) the Owner Trustee is required to return payments of the RIC Payment Amount or the Supplemental RIC Payment Amount paid under the RIC, during (in each case) the Term of this Policy because such distributions or payments were avoidable as preference payments under applicable bankruptcy law (the "Order"), (b) a certificate of the Holder (or, in the case of the RIC, of the Owner Trustee) that the Order has been entered and is not subject to any stay and (c) an assignment duly executed and delivered by the Holder (or, in the case of the RIC, by the Owner Trustee), in such form as is reasonably required by Financial Security and provided by Financial Security (i) to the Holder irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Certificates or (ii) to the Owner Trustee irrevocably assigning to Financial Security all rights and claims of the Owner Trustee relating to or arising under the RIC, to the extent of the RIC Payment Amount and the Supplemental RIC Payment Amount, as the case may be, in each case (as to clauses (i) and (ii)) against the debtor which made such preference payment or otherwise with respect to such preference payment or (B) the date of Receipt by Financial Security from the Owner Trustee of the items referred to in clauses (a), (b) and (c) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Owner Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Owner Trustee or any Holder directly (unless a Holder (or, in the case of the RIC, the Owner Trustee) has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Owner Trustee for distribution to such Holder (or, in the case of the RIC, for application in accordance with the Sale and Servicing Agreement) upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 8.06 of the Sale and Servicing Agreement.

                             4. Governing Law. This Policy shall be governed by,
and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                             5. Fiscal Agent. At any time during the Term of
this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Owner Trustee at the notice address specified in the Sale and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Owner Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments when due under this Policy.

                             6. Waiver of Defenses. To the fullest extent
permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, set-off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

                             7. Notices. All notices to be given hereunder shall
be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                               Financial Security Assurance Inc.
                               350 Park Avenue
                               New York, NY  10022
                               Attention: Senior Vice President - Surveillance Telecopy No.: (212) 339-3518
                               Confirmation:  (212) 826-0100

                             Financial Security may specify a different address
or addresses by writing mailed or delivered to the Trustee.

                             8. Priorities. In the event that any term or
provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

                             9. Exclusions from Insurance Guaranty Funds. This
Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event that Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article
14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

                             10. Surrender of Policy. The Owner Trustee shall,
upon request, surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

                             IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE
INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                        FINANCIAL SECURITY ASSURANCE INC.


                                        By
                                             ---------------------------
                                             Authorized Officer

                                    EXHIBIT A

                              CERTIFICATE OF CLAIM

                             (Letterhead of Trustee)



                                     Dated: ----------------------


Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022
Attention:  Senior Vice President

                             Re: WFS Financial 1996-C Owner Trust

                             The undersigned, a duly authorized officer of The
Chase Manhattan Bank (USA) (the "Owner Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. ________ dated September __, 1996 (the "Policy") issued by Financial Security in respect of the $__________ ____% Auto Receivable Backed Certificates (the "Certificates") that:

                                 (i) The Owner Trustee is the Owner Trustee
               under the Trust Agreement for the Holders.

                                 (ii) the sum of all amounts on deposit (or
               scheduled to be on deposit) in the Collection Account and Spread Account and available for application in accordance with the Sale and Servicing Agreement will be $_________ (the "RIC Shortfall") less than the Guaranteed RIC Payment. Of such RIC Shortfall, $__________ is attributable to the Guaranteed RIC Payment amount to be paid to the Owner Trustee for deposit into the Collection Account and $__________ is attributable to the Guaranteed RIC Payment amount to be paid to the Owner Trustee as collateral agent for deposit into the Spread Account.

                                 (iii) The sum of all amounts on deposit (or
               scheduled to be on deposit) in the Certificate Distribution Account and available for distribution to the Holders pursuant to the Sale and Servicing Agreement will be $ (the "Certificate Shortfall") less than the Guaranteed Certificate Distributions with respect to [DISTRIBUTION DATE]. Of such Certificate Shortfall, $__________ is attributable to Guaranteed Certificate Distributions to be made to Holders of the Certificates.

                                 (iv) The Owner Trustee is making a claim under
               the Policy [(i) for the RIC Shortfall to be applied to payment of the Guaranteed RIC Payment and (ii)] for the Certificate

               Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

                                 (v) The Owner Trustee agrees that, following
               receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Owner Trustee; and (d) maintain an accurate record of such payments with respect to each Certificate and with respect to the RIC and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered or presented for such payment, shall stamp on each such Certificate the legend $"[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Certificate to Financial Security.

                                 (vi) The Owner Trustee, on behalf of the
               Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates and any amounts due and owing but unpaid under the RIC. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all Guaranteed Distributions in respect of the Certificates. The Owner Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (vi).

                                 (vii) The Owner Trustee, on its behalf and on
               behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Owner Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Owner Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a preference claim (as defined below) or other claim with respect to the Certificates or the RIC is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Certificates or the RIC (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of

               Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Owner Trustee hereby agrees that Financial Security shall be subrogated to, and the Owner Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Owner Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                                 (viii) Payment should be made by wire transfer
               directed to [SPECIFY ACCOUNT].

                             Unless the context otherwise requires, any
capitalized term used in this Certificate of Claim shall have the meaning assigned thereto in the Policy, including in the Endorsement thereto.

                             IN WITNESS WHEREOF, the Owner Trustee has executed
and delivered this Certificate of Claim as of the _______ day of ____, 19__.


                                                  --------------------------
                                                  not in its individual capacity
                                                  but solely as Owner Trustee


                                                  By:
                                                     --------------------------
                                                     Name:
                                                     Title:



For Financial Security Assurance Inc. or Fiscal Agent use only.
Wire transfer sent on _____________________________ by ________________________
Confirmation Number _______________ .


                                       3